INTEREST INCOME, NET (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
INTEREST INCOME, NET
Interest income	¥ 834,505		¥ 1,288,714	¥ 1,291,485
Interest expense	(6,750)		(12,654)	(17,241)
Bank charges	(19,582)		(14,650)	(9,068)
Others	(668)		(1,247)	(1,844)
Total	¥ 807,505	$ 115,472	¥ 1,260,163	¥ 1,263,332